UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 2009

(Date of Earliest Event Reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA	99201
(Address of principal executive offices)	(Zip Code)

(509) 835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Second Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Potlatch Corporation (the “Company”), the Board of Directors of the Company (the “Board”) is divided into three classes of directors that serve staggered three year terms. The Certificate of Incorporation provides that the number of directorships be apportioned among all three classes so that the classes are as nearly equal in number as possible.

In connection with the Company’s spin-off of Clearwater Paper Corporation (“Clearwater”) on December 16, 2008, Michael T. Riordan and William T. Weyerhaeuser resigned from the Board and became members of Clearwater’s board of directors. As a result of Messrs Riordan’s and Weyerhaeuser’s resignations, an imbalance among the classes of directors was created; Class I having four directors, Class II having two directors and Class III having three directors. Consistent with the requirement that the number of directorships apportioned to each class of the Board be as nearly equal as possible, on February 18, 2009, Ruth Ann M. Gillis resigned as a Class I director and the Board concurrently appointed her as a Class II director to hold office until the expiration of the term of the Class II directors in 2010 or until her successor is duly elected and qualified or until her earlier resignation or removal.

As a result of this appointment, each class of the Board has three members, and the three classes of directors are as follows: Class I directors – Boh A. Dickey, William L. Driscoll, and Judith M. Runstad; Class II directors – Michael J. Covey, Gregory L. Quesnel, and Ruth Ann M. Gillis; and Class III directors – Jerome C. Knoll, John S. Moody, and Lawrence S. Peiros. Class I, II and III directors hold office until the Company’s 2009, 2010 and 2011 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2009, the Board adopted amendments to the Company’s Bylaws (the “Bylaws”) relating to stockholder proposals for business to be brought before the Company’s annual meeting of stockholders, stockholder nominations of persons for election to the Board and requests by stockholders for a special meeting of stockholders. These Bylaw amendments are summarized below:

(1) Timely Notice. For business to be properly brought before an annual meeting by a stockholder (other than a stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934), or for a stockholder to make a nomination of persons for election to the Board, a stockholder must deliver a timely notice to the Company (the “Notice”). To be timely, the Notice must be received by the Company at the principal executive offices of the Company not more than 120 days nor less than 90 days prior to the first anniversary date of the preceding year’s annual meeting of stockholders, subject to certain exceptions. Prior to the amendments, the timeliness of the Notice generally was measured with respect to the anniversary of the date the Company’s proxy statement was released in connection with the previous year’s annual meeting.

(2) Contents of Notice Relating to Stockholder Proposals. The Notice, if it relates to a stockholder proposal for business proposed to be conducted at an annual meeting, must generally set forth a brief description and the text of the proposal, a description of any material interest that the stockholder (and the beneficial owner on whose behalf the proposal is made, if any) has in the business being proposed, as well as, among other things, the following additional information required by virtue of the amendments to the Bylaws: (a) a representation as to whether the stockholder (and any related beneficial owner) intends to deliver a proxy statement or to solicit proxies from stockholders in support of such business; (b) any information that would be required to be provided by the stockholder (and any related beneficial owner) pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”); (c) information regarding derivative or short positions held or any other hedging or other similar transactions entered into by or on behalf of the stockholder (and any related beneficial owner); (d) information about any agreements between the stockholder (and any related beneficial owner) and anyone acting in concert with the stockholder (and any related beneficial owner), including any agreement that would be required to be disclosed pursuant to Schedule 13D under the Exchange Act; and (e) a representation that the stockholder or qualified representative intends to appear in person or by proxy at the meeting to propose such business.

(3) Contents of Notice Relating to Nominations. The Notice, if it relates to a nomination of persons for election to the Board, must generally set forth information regarding the proposed nominee, as well as, among other things, the following additional information required by virtue of the amendments to the Bylaws: (a) a description of any compensation or any other material relationships between the stockholder (and any related beneficial owner) and the proposed nominee; (b) a representation as to whether the stockholder (and any related beneficial owner) intends to deliver a proxy statement or solicit proxies from stockholders in support of the nomination; (c) any information that would be required concerning the proposed nominee pursuant to Section 14 of the Exchange Act; (d) information regarding derivative or short positions held or any other hedging or other similar transactions entered into by or on behalf of the stockholder (and any related beneficial owner); (e) information about any agreements between the stockholder (and any related beneficial owner) and anyone acting in concert with the stockholder (and any related beneficial owner), including any agreement that would be required to be disclosed pursuant to Schedule 13D under the Exchange Act; and (f) a representation that the stockholder or qualified representative intends to appear in person or by proxy at the meeting to nominate the person.

(4) Special Meetings of Stockholders. Special meetings of the stockholders are required to be called, among other things, at the written request of stockholders owning a majority of the voting power of the capital stock issued and outstanding and entitled to vote. Such a request by stockholders must state the purpose or purposes of the proposed meeting. By virtue of the amendments to the Bylaws, such notice must be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and must set forth the same information required to be provided by a stockholder proposing to bring a matter before an annual meeting. Such amendments also provide that a special meeting called by stockholders is to be held at the time, date and place fixed by the board of directors, but within 90 days of receipt of a valid request from stockholders. The amendments also address the effect of revocation of a request for a special meeting by stockholders and the board’s ability to submit business at a special meeting requested by stockholders.

The foregoing summary of the provisions of the Bylaws relating to stockholder proposals, stockholder nominations and special meetings of the stockholders, as well as the February 18, 2009 amendments thereto, is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit (3)(b) and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(3)(b)	Bylaws of Potlatch Corporation (As amended through February 18, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2009

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

(3)(b)	Bylaws of Potlatch Corporation (As amended through February 18, 2009).